                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event        September 5, 2002
reported)                                     ---------------------------------

                               ELECSYS CORPORATION
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             (Exact name of registrant as specified in its charter)

              KANSAS                     0-22760              48-1099142
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)               File Number)        Identification No.)

15301 W. 109th Street, Lenexa, Kansas                           66219
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       (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including               (913) 647-0158
area code                                   ------------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report)

Item 5.       Other Events

On September 5, 2002, Elecsys Corporation issued a press release announcing results for the first quarter of its fiscal year as set forth in the attached press release.

Item 7.        Financial Statements and Exhibits.

      (c)   EXHIBIT.  The following exhibits are filed herewith:

      99.1        Press Release dated September 5, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  September 5, 2002
                                          ELECSYS CORPORATION

                                          By:  /s/ Todd A. Daniels
                                              --------------------------------
                                             Todd A. Daniels, Vice President
                                             - Finance , DCI, Inc.